================================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549





                                   FORM 8-K




                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                       Date of Report: January 26, 1999
                       (Date of earliest event reported)


                                  AMGEN INC.
            (exact name of registrant as specified in its charter)

            Delaware                   Commission File:                        95-3540776
  (State or other jurisdiction            000-12477             (I.R.S. Employer Identification No.)
       of incorporation or
          organization)

                            One Amgen Center Drive
                     Thousand Oaks, California  91320-1789
         (Address of principal executive offices, including zip code)



                                (805) 447-1000
             (Registrant's telephone number, including area code)




================================================================================

ITEM 5.   OTHER EVENTS

Stock Split

               On January 26, 1999, the Board of Directors of Amgen Inc. (the "Company") declared a 2-for-1 stock split on the Company's common stock, par value $.0001 per share (the "Common Shares"), to be effected by means of a stock dividend. The stock split will entitle each stockholder of record on February 12, 1999 (the "Record Date") to receive one additional Common Share for each Common Share owned of record.

               Before the stock split, the Rights Agreement, dated as of February 18, 1997 between the Company and American Stock Transfer and Trust Company (the "Rights Agreement") provided for one right to purchase one-one thousandth (1/1000) of a share of Series A Junior Participating Preferred Stock at $225.00 for each Common Share (the "Right"). Pursuant to Section 11.15 of the Rights Agreement, after the stock split, each Common Share outstanding shall have attached to it one-half (1/2) of a Right representing the right to purchase one-two thousandth (1/2000) of a share of Series A Junior Participating Preferred Stock at $112.50 (subject to possible future adjustment as provided in the Rights Agreement).

               As soon as practicable after the Record Date, the stockholders of record on the Record Date will be sent a share certificate representing the additional Common Shares to which they are entitled. The Common Shares will begin trading on a split-adjusted basis on the Nasdaq National Market on March 1, 1999.

               This filing constitutes notice of the foregoing to the holders of securities of the Company, including the Rights, for purposes of the Rights Agreement and no other notice will be given.


Amendment to Registration Statement

     Rule 416(a) provides that if a registration statement purports to register securities offered pursuant to terms which provide for a change in the amount of securities being offered or issued to prevent dilution resulting from stock splits, such registration statement shall be deemed to cover the additional securities to be offered as a result of any such stock split. Pursuant to Rule 416(a) the Company is hereby amending its registration statement No. 333-53929 to include the language set forth in Exhibit 99.1

ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS.


Exhibit
  No.                            Description
-------                          -----------

 99.1          Amendment to Registration Statement No. 333-53929.

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMGEN INC.



Date: February 1, 1999                 By  /s/ George A. Vandeman
                                          -------------------------------------
                                       Name:   George A. Vandeman
                                       Title:  Senior Vice President, Corporate
                                               Development, General Counsel
                                               and Secretary